UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2006

FIRST NATIONAL LINCOLN CORPORATION

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2006, the Registrant issued the press release filed herewith as Exhibit 99.1 with information regarding the results of operations and financial condition of First National Lincoln Corporation for the year and three months ended December 31, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

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The following Exhibits are being furnished herewith:

99.1 Registrant's Press Release dated January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. STEPHEN WARD

F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: January 26, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Registrant's Press Release dated January 25, 2006.